SUPPLEMENT DATED DECEMBER 9, 2004 TO THE
                   FIRST INVESTORS LIFE SERIES FUND PROSPECTUS


                                  Blue Chip Fund
                                  Cash Management Fund
                                  Discovery Fund
                                  Focused Equity Fund
                                  Government Fund
                                  Growth Fund
                                  High Yield Fund
                                  International Securities Fund
                                  Investment Grade Fund
                                  Target Maturity 2007 Fund
                                  Target Maturity 2010 Fund
                                  Target Maturity 2015 Fund
                                  Value Fund

                             DATED JANUARY 31, 2004

     On November 18, 2004, the Board of Trustees of the First Investors Life Series Fund approved, subject to shareholder approval, an agreement under which Paradigm Capital Management, Inc. ("PCM") will serve as subadviser for the Discovery Fund ("Fund"). A Special Shareholders' Meeting will be held on or about January 26, 2005, to approve the agreement. Upon approval by shareholders, PCM will assume the day-to-day management of the Fund, subject to supervision by First Investors Management Company, Inc. ("FIMCO") and the Fund's Board of Trustees.

     PCM is an investment management firm that provides investment services to high net worth individuals, pension and profit sharing plans, investment companies, and other institutions. As of November 30, 2004, PCM held investment management authority with respect to approximately $1.4 billion in assets. Of that amount, PCM acted as investment adviser or subadviser to registered investment companies with net assets of approximately $123.5 million.

     The Fund's investment objective will remain the same. The Fund will also continue to invest mainly in small to mid-cap companies. However, the Fund's investment strategy will change from a growth-oriented style to a value-oriented style. PCM's subadvisory fees will be paid by the Fund's investment adviser, FIMCO, out of its advisory fees, and not by the Fund. Thus, there will be no increase in fees paid by the Fund as a result of this change.